 EXHIBIT 10.6

EXECUTION COPY

ASSIGNMENT OF REPRESENTATIONS AND WARRANTIES AGREEMENT

This is an Assignment of Representations and Warranties Agreement (the “Agreement”) made as of the 29th day of March, 2012, among Redwood Residential Acquisition Corporation, a Delaware corporation (“Assignor”), Sequoia Residential Funding, Inc., a Delaware corporation (“Depositor”), U.S. Bank National Association, a national banking association, not in its individual capacity but solely as trustee (in such capacity, the “Trustee” or the “Assignee”) under a Pooling and Servicing Agreement dated as of March 1, 2012 (the “Pooling and Servicing Agreement”), and PrimeLending, a PlainsCapital Company, a Texas corporation (“PrimeLending”).

In consideration of the mutual promises contained herein, the parties hereto agree that the mortgage loans (the “Mortgage Loans”) listed on Attachment 1 annexed hereto (the “Mortgage Loan Schedule”) are subject to the terms of the Flow Mortgage Loan Purchase and Sale Agreement dated as of January 30, 2011, between Assignor and PrimeLending (the “Purchase Agreement”) as modified or supplemented by this Agreement. Unless otherwise specified herein, capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement. Assignor will sell the Mortgage Loans to Depositor pursuant to a Mortgage Loan Purchase and Sale Agreement dated the date hereof, and Depositor will sell the Mortgage Loans to Assignee pursuant to the Pooling and Servicing Agreement.

Assignment

1. Assignor hereby grants, transfers and assigns to Depositor all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, and Depositor hereby accepts such assignment from Assignor.

2. Depositor hereby grants, transfers and assigns to Assignee all of its right, title and interest in, to and under the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent relating to the Mortgage Loans, Depositor is released from all obligations under the Purchase Agreement, and Assignee hereby accepts such assignment from Depositor.

3. PrimeLending hereby acknowledges the foregoing assignments.

Representations and Warranties

4. Assignor warrants and represents to, and covenants with, Depositor, Assignee and PrimeLending as of the date hereof that:

(a) Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) Assignor is the lawful owner of its interests and rights under the Purchase Agreement to the extent of the Mortgage Loans, free and clear from any and all claims and encumbrances whatsoever, and upon the transfer of the representations and warranties to Assignee as contemplated herein, Assignee shall have good title to such representations and warranties under the Purchase Agreement to the extent of the Mortgage Loans, free and clear of all liens, claims and encumbrances;

(c) There are no offsets, counterclaims or other defenses available to PrimeLending with respect to the Purchase Agreement;

(d) Assignor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to enter into and perform its obligations under the Purchase Agreement;

(e) Assignor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Assignor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Assignor. This Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(f) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this Agreement, or the consummation by it of the transactions contemplated hereby.

5. Depositor warrants and represents to, and covenants with, Assignor, Assignee and PrimeLending that as of the date hereof:

(a) Depositor is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

2

(b) Depositor has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of Depositor’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Depositor’s charter or by-laws or any legal restriction, or any material agreement or instrument to which Depositor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Depositor or its property is subject. The execution, delivery and performance by Depositor of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of Depositor. This Agreement has been duly executed and delivered by Depositor and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Depositor enforceable against Depositor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Depositor in connection with the execution, delivery or performance by Depositor of this Agreement, or the consummation by it of the transactions contemplated hereby other than any that have been obtained or made.

6. Assignee warrants and represents to, and covenants with, Assignor, Depositor and PrimeLending that as of the date hereof:

(a) Assignee is a national banking association duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; and

(b) Assignee has been directed to enter into this Agreement pursuant to the provisions of the Pooling and Servicing Agreement. The execution, delivery and performance by Assignee of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on part of Assignee. This Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by the other parties hereto, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law.

7. PrimeLending warrants and represents to, and covenants with, Assignor, Depositor and Assignee as of the date hereof that:

3

(a) Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

(b) PrimeLending is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

(c) PrimeLending has full corporate power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Agreement is in the ordinary course of PrimeLending’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of PrimeLending’s charter or by-laws or any legal restriction, or any material agreement or instrument to which PrimeLending is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which PrimeLending or its property is subject. The execution, delivery and performance by PrimeLending of this Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on part of PrimeLending. This Agreement has been duly executed and delivered by PrimeLending and, upon the due authorization, execution and delivery by Assignor, Assignee and the Depositor, will constitute the valid and legally binding obligation of PrimeLending enforceable against PrimeLending in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law; and

(d) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by PrimeLending in connection with the execution, delivery or performance by PrimeLending of this Agreement, or the consummation by it of the transactions contemplated hereby.

Restated PrimeLending Representations and Warranties

8. Pursuant to Section 32(d) of the Purchase Agreement, PrimeLending hereby restates to Depositor and Assignee (a) the representations and warranties set forth in Subsection 7.01 of the Purchase Agreement as of the related Closing Date and (b) the representations and warranties set forth in Subsection 7.02 of the Purchase Agreement as of the date hereof, as if such representations and warranties were set forth herein in full.

In the event of a breach of any representations and warranties referred to in clauses (a) or (b) above as of the related Closing Date or the date hereof, as the case may be, Assignee shall be entitled to all the remedies under the Purchase Agreement, including, without limitation, the right to compel PrimeLending to repurchase Mortgage Loans pursuant to Section 7.03 of the Purchase Agreement, subject to the provisions of Section 10.

4

Recognition of Assignee

9. From and after the date hereof, subject to Section 10 below, PrimeLending shall recognize Assignee as owner of the Mortgage Loans and will perform its obligations hereunder for the benefit of the Assignee in accordance with the Purchase Agreement, as modified hereby or as may be amended from time to time, as if Assignee and PrimeLending had entered into a separate purchase agreement for the purchase of the Mortgage Loans in the form of the Purchase Agreement, the terms of which are incorporated herein by reference, as amended by this Agreement.

Enforcement of Rights

10. (a) Controlling Holder Rights. PrimeLending agrees and acknowledges that Sequoia Mortgage Funding Corporation, an Affiliate of the Depositor, in its capacity as the initial Controlling Holder pursuant to the Pooling and Servicing Agreement, and for so long as it is the Controlling Holder, will exercise all of Assignee's rights as Purchaser under the following section of the Purchase Agreement:

Purchase Agreement:

Section or Subsection	Matter

7.03, other than 7.03(c)	Repurchase and Substitution

(b) If there is no Controlling Holder under the Pooling and Servicing Agreement, then all rights that are to be exercised by the Controlling Holder pursuant to Section 10(a) shall be exercised by Assignee.

Amendments to Purchase Agreement

11. The parties agree that the Purchase Agreement shall be amended, solely with respect to the Mortgage Loans, as follows:

(a)	Definitions.

(i) The definitions of “Arbitration,” “Business Day” and “Repurchase Price” set forth in Section 1 of the Purchase Agreement shall be deleted and replaced in their entirety as follows:

5

Arbitration: Arbitration in accordance with the then governing Commercial Arbitration Rules of the American Arbitration Association and administered by the American Arbitration Association, which shall be conducted in New York, New York or other place mutually acceptable to the parties to the arbitration.

Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the states of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banks in the states of California, Maryland, Minnesota, Missouri or New York, are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Repurchase Price: With respect to any Mortgage Loan, a price equal to (i) the unpaid principal balance of the Mortgage Loan, plus (ii) interest on such unpaid principal balance at the related Mortgage Interest Rate from the last date through which interest was last paid by or on behalf of the Mortgagor to the last day of the month in which such repurchase occurs, plus (iii) reasonable and customary third party expenses incurred in connection with the transfer of the Mortgage Loan being repurchased, minus (iv) any amounts received in respect of such repurchased Mortgage Loan and being held for future distribution in connection with such Mortgage Loan.

(b) The following sentence shall be added as the new third sentence of Subsection 7.03(a):

Each determination as to whether there has been such a breach shall be conducted on a Mortgage Loan-by-Mortgage Loan basis.

(c) The rights under the Purchase Agreement assigned to the Depositor and the Assignee pursuant to this Agreement shall be under the Purchase Agreement as amended by this Agreement.

Miscellaneous

12. All demands, notices and communications related to the Mortgage Loans, the Purchase Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

(a)	In the case of PrimeLending,

PrimeLending, a PlainsCapital Company

18111 Preston Road, Suite 900

6

Dallas, Texas 75252

Attention: Mr. Scott Eggen, SVP

Phone: 972-248-7866

with a copy to the General Counsel at the same address

(b)	In the case of Assignee,

U.S. Bank National Association

60 Livingston Avenue

EP-MN-WS3D

St. Paul, Minnesota, 55107

Attention: Structured Finance – Sequoia Mortgage Loan Trust 2012-2

(c)	In the case of Depositor,

Sequoia Residential Funding, Inc.

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(d)	In the case of Assignor,

Redwood Residential Acquisition Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

(e)	In the case of Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045)

Telephone number: (410) 884-2000

Facsimile number: (410) 715-2380

Attention: Client Manager -- Sequoia Mortgage Trust 2012-2

7

(f)	In the case of the initial Controlling Holder,

Sequoia Mortgage Funding Corporation

One Belvedere Place, Suite 360

Mill Valley, California 94941

Attention: William Moliski

with a copy to

General Counsel at the same address

13. This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent preempted by Federal law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without regard to the conflicts of laws provisions of the State of New York or any other jurisdiction.

14. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

15. This Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Depositor, Assignee or PrimeLending may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Depositor, Assignee or PrimeLending, respectively, hereunder.

16. This Agreement shall survive the conveyance of the Mortgage Loans, the assignment of the representations and warranties made by PrimeLending pursuant to the Purchase Agreement to the extent of the Mortgage Loans by Assignor to Depositor and by Depositor to Assignee, and the termination of the Purchase Agreement.

17. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

18. The Controlling Holder under the Pooling and Servicing Agreement is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto. PrimeLending hereby consents to such exercise and enforcement.

19. It is expressly understood and agreed by the parties hereto that insofar as this Agreement is executed by the Trustee (i) this Agreement is executed and delivered by U.S. Bank National Association (“U.S. Bank”) not in its individual capacity but solely as Trustee on behalf of the trust created by the Pooling and Servicing Agreement referred to herein (the “Trust”) in the exercise of the powers and authority conferred upon and vested in it, and as directed in the Pooling and Servicing Agreement, (ii) each of the undertakings and agreements herein made on behalf of the Trust is made and intended not as a personal undertaking or agreement of or by U.S. Bank but is made and intended for purposes of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of U.S. Bank, individually or personally, to perform any covenant either express or implied in this Agreement, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank in its individual capacity or in its capacity as Trustee be personally liable for the payment of any indebtedness, amounts or expenses owed by the Assignor under the Purchase Agreement, as modified or supplemented by this Agreement (such indebtedness, expenses and other amounts being payable solely from and to the extent of funds of the Trust) or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made under this Agreement or any other related documents.

8

20. Master Servicer. PrimeLending hereby acknowledges that the Assignee has appointed Wells Fargo Bank, N.A. to act as master servicer and securities administrator under the Pooling and Servicing Agreement and hereby agrees to treat all inquiries, demands, instructions, authorizations and other communications from the Master Servicer as if the same had been received from the Assignee. The Master Servicer, acting on behalf of the Assignee, shall have the rights of the Assignee as the Purchaser under this Agreement, including, without limitation, the right to enforce the obligations of PrimeLending hereunder and under the Purchase Agreement and the right to exercise the remedies of the Purchaser hereunder and under the Purchase Agreement.

PrimeLending shall make all remittances due by it to the Purchaser with respect to the Mortgage Loans to the following account by wire transfer of immediately available funds:

Wells Fargo Bank, N.A.

San Francisco, California

ABA# 121-000-248

Account #3970771416

Account Name: SAS Clearing

FFC: Account #6188200, Sequoia Mortgage Trust 2012-2 Distribution Account

21. PrimeLending acknowledges that the custodian will be Wells Fargo Bank, N.A. acting pursuant to the Custodial Agreement. Notwithstanding Section 10 of the Purchase Agreement, PrimeLending shall pay shipping expenses for any Mortgage Loan Documents if there has been a breach of any representation or warranty made with respect to the related Mortgage Loan in Subsection 7.01 of the Purchase Agreement.

9

22. Rule 17g-5 Compliance. PrimeLending hereby agrees that it shall provide information with respect to the Mortgage Loans or the origination thereof to any Rating Agency or nationally recognized statistical rating organization (“NRSRO”) via electronic mail at rmbs17g5informationprovider@wellsfargo.com, with a subject reference of “SEMT 2012-2” and an identification of the type of information being provided in the body of such electronic mail. The Securities Administrator, as the initial Rule 17g-5 Information Provider (the “Rule 17g-5 Information Provider”) shall notify PrimeLending in writing of any change in the identity or contact information of the Rule 17g-5 Information Provider. PrimeLending shall have no liability for (i) the Rule 17g-5 Information Provider’s failure to post information provided by it in accordance with the terms of this Agreement or (ii) any malfunction or disabling of the website maintained by the Rule 17g-5 Information Provider. None of the foregoing restrictions in this Section 22 prohibit or restrict oral or written communications, or providing information, between PrimeLending, on the one hand, and any Rating Agency or NRSRO, on the other hand, with regard to (i) such Rating Agency’s or NRSRO’s review of the ratings it assigns to PrimeLending or (ii) such Rating Agency’s or NRSRO’s evaluation of PrimeLending’s operations in general; provided, however, that PrimeLending shall not provide any information relating to the Mortgage Loans to such Rating Agency or NRSRO in connection with such review and evaluation by such Rating Agency or NRSRO unless: (x) borrower, property or deal specific identifiers are redacted; or (y) such information has already been provided to the Rule 17g-5 Information Provider.

10

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

REDWOOD RESIDENTIAL ACQUISITION
CORPORATION

Assignor

By:/s/ William Moliski

Name: William Moliski

Title: Authorized Officer

SEQUOIA RESIDENTIAL FUNDING, INC.

Depositor

By: /s/ William Moliski

Name: William Moliski

Title: Authorized Officer

U.S. BANK NATIONAL ASSOCIATION, not in its
individual capacity but solely as Trustee,

Assignee

By: /s/ John L. Linssen

Name: John L. Linssen

Title: Vice President

PRIME LENDING, A PLAINSCAPITAL COMPANY

By: /s/ Scott Eggen

Name: Scott Eggen

Title: SVP Capital Markets

Accepted and agreed to by:

WELLS FARGO BANK, N.A.

Master Servicer

By: /s/ Graham M. Oglesby

Name: Graham M. Oglesby

Title: Vice President

11

ATTACHMENT 1

MORTGAGE LOAN SCHEDULE

KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Servicer Loan Number	Amortization Type
1	1000383	0.0025			1000536	1	1050001983	6016600345	1
2	1000383	0.0025			1000536	1	1050001576	3727600141	1
3	1000383	0.0025			1000536	1	1050001442	3726600151	1
4	1000383	0.0025			1000536	1	1050001206	3706601408	1
5	1000383	0.0025			1000536	1	1050001365	2278600044	1
6	1000383	0.0025			1000536	1	1050001564	2198600423	1
7	1000383	0.0025			1000536	1	1050001285	2168600373	1
8	1000383	0.0025			1000536	1	1050001739	2154601255	1
9	1000383	0.0025			1000536	1	1050001224	2154601171	1
10	1000383	0.0025			1000536	1	1050001175	2126600745	1
11	1000383	0.0025			1000536	1	1050001210	2119700942	1
12	1000383	0.0025			1000536	1	1050001219	2117601343	1
13	1000383	0.0025			1000536	1	1050001575	2109701736	1
14	1000383	0.0025			1000536	1	1050001297	2108600298	1
15	1000383	0.0025			1000536	1	1050001664	2105600368	1
16	1000383	0.0025			1000536	1	1050001414	20831100168	1
17	1000383	0.0025			1000536	1	1050001909	2071603885	1
18	1000383	0.0025			1000536	1	1050001306	2071603646	1
19	1000383	0.0025			1000536	1	1050001149	20631100461	1
20	1000383	0.0025			1000536	1	1050001792	2054603302	1
21	1000383	0.0025			1000536	1	1050001320	2003602409	1
22	1000383	0.0025			1000536	1	1050001333	2001708797	1
23	1000383	0.0025			1000536	1	1050001083	7102600399	1
24	1000383	0.0025			1000536	1	1050001049	3725600020	1
25	1000383	0.0025			1000536	1	1050001360	3657600991	1
26	1000383	0.0025			1000536	1	1050001913	3612601245	1
27	1000383	0.0025			1000536	1	1050001188	3602601428	1
28	1000383	0.0025			1000536	1	1050001763	2249600153	1
29	1000383	0.0025			1000536	1	1050001848	2155600775	1
30	1000383	0.0025			1000536	1	1050001453	2138601811	1
31	1000383	0.0025			1000536	1	1050001858	2128601182	1
32	1000383	0.0025			1000536	1	1050002067	2071603649	1
33	1000383	0.0025			1000536	1	1050001814	2045701091	1
34	1000383	0.0025			1000536	1	1050001836	2003602466	1
35	1000383	0.0025			1000536	1	1050001323	2003602370	1
36	1000383	0.0025			1000536	1	1050002326	6026600025	1
37	1000383	0.0025			1000536	1	1050002201	6014600647	1
38	1000383	0.0025			1000536	1	1050002301	3726600435	1
39	1000383	0.0025			1000536	1	1050001051	3726600127	1
40	1000383	0.0025			1000536	1	1050002357	37221100144	1
41	1000383	0.0025			1000536	1	1050002249	3602601517	1
42	1000383	0.0025			1000536	1	1050001753	21491100150	1
43	1000383	0.0025			1000536	1	1050002216	2073604170	1
44	1000383	0.0025			1000536	1	1050002146	20631100660	1
45	1000383	0.0025			1000536	1	1050002207	2045701157	1
46	1000383	0.0025			1000536	1	1050002229	2044602338	1
47	1000383	0.0025			1000536	1	1050001594	2032602330	1
48	1000383	0.0025			1000536	1	1050002017	20031100019	1
49	1000383	0.0025			1000536	1	1050002215	3627601329	1
50	1000383	0.0025			1000536	1	1050002149	20031100003	1
51	1000383	0.0025			1000536	1	1050002429	7102600293	1
52	1000383	0.0025			1000536	1	1050002130	22891100097	1
53	1000383	0.0025			1000536	1	1050002502	30521100215	1
54	1000383	0.0025			1000536	1	1050002181	21981100106	1
55	1000383	0.0025			1000536	1	1050002307	2117601361	1
56	1000383	0.0025			1000536	1	1050002426	2123700740	1
57	1000383	0.0025			1000536	1	1050002246	2083601246	1
58	1000383	0.0025			1000536	1	1050002172	21491100173	1
59	1000383	0.0025			1000536	1	1050002235	2139600105	1
60	1000383	0.0025			1000536	1	1050002505	2244701531	1
61	1000383	0.0025			1000536	1	1050002303	3612601309	1
62	1000383	0.0025			1000536	1	1050002247	2278600192	1
63	1000383	0.0025			1000536	1	1050002374	2244701508	1
64	1000383	0.0025			1000536	1	1050002265	22821100077	1
65	1000383	0.0025			1000536	1	1050002192	22831100066	1
66	1000383	0.0025			1000536	1	1050002395	2047601344	1
67	1000383	0.0025			1000536	1	1050002398	3731600189	1
68	1000383	0.0025			1000536	1	1050002443	3731600118	1
69	1000383	0.0025			1000536	1	1050001020	3650602104	1
70	1000383	0.0025			1000536	1	1050001300	2108600299	1
71	1000383	0.0025			1000536	1	1050001404	20631100582	1
72	1000383	0.0025			1000536	1	1050002090	3706601797	1
73	1000383	0.0025			1000536	1	1050002193	3735600107	1
74	1000383	0.0025			1000536	1	1050002327	23041100085	1
75	1000383	0.0025			1000536	1	1050002396	20011100295	1
76	1000383	0.0025			1000536	1	1050002612	2017605256	1
77	1000383	0.0025			1000536	1	1050002453	2138602702	1
78	1000383	0.0025			1000536	1	1050001462	22051100051	1
79	1000383	0.0025			1000536	1	1050002477	22051100324	1
80	1000383	0.0025			1000536	1	1050002549	23041100132	1
81	1000383	0.0025			1000536	1	1050002484	3612601262	1
82	1000383	0.0025			1000536	1	1050002646	2003602082	1
83	1000383	0.0025			1000536	1	1050002196	2238600298	1
84	1000383	0.0025			1000536	1	1050001751	20631100666	1

KEY	Lien Position	HELOC Indicator	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator
1	1	0	7						1	0
2	1	0	7						1	0
3	1	0	9						1	0
4	1	0	9						1	0
5	1	0	9						1	0
6	1	0	7						1	0
7	1	0	9						1	4
8	1	0	9						1	4
9	1	0	3						1	4
10	1	0	7						1	0
11	1	0	9						1	4
12	1	0	9						1	4
13	1	0	9						1	4
14	1	0	9						1	4
15	1	0	7						1	0
16	1	0	7						1	4
17	1	0	7						1	0
18	1	0	7						1	4
19	1	0	9						1	4
20	1	0	7						1	4
21	1	0	9						1	0
22	1	0	9						1	0
23	1	0	7						1	0
24	1	0	6						1	4
25	1	0	9						1	4
26	1	0	9						1	0
27	1	0	3						1	0
28	1	0	3						1	0
29	1	0	6						1	4
30	1	0	3						1	4
31	1	0	7						1	4
32	1	0	7						1	4
33	1	0	7						1	0
34	1	0	6						1	0
35	1	0	9						1	0
36	1	0	7						1	0
37	1	0	9						1	0
38	1	0	9						1	4
39	1	0	9						1	4
40	1	0	9						1	0
41	1	0	9						1	0
42	1	0	9						1	4
43	1	0	3						1	0
44	1	0	9						1	0
45	1	0	7						1	0
46	1	0	9						1	4
47	1	0	9						1	0
48	1	0	9						1	0
49	1	0	9						1	0
50	1	0	9						1	0
51	1	0	7						1	4
52	1	0	7						1	0
53	1	0	9						1	0
54	1	0	9						1	0
55	1	0	9						1	0
56	1	0	9						1	4
57	1	0	7						1	0
58	1	0	9						1	0
59	1	0	9						1	4
60	1	0	7						1	4
61	1	0	7						1	0
62	1	0	7						1	4
63	1	0	7						1	4
64	1	0	9						1	4
65	1	0	9						1	0
66	1	0	7						1	0
67	1	0	9						1	0
68	1	0	9						1	0
69	1	0	9						1	0
70	1	0	9						1	4
71	1	0	9						1	0
72	1	0	9						1	4
73	1	0	6						1	4
74	1	0	7						1	4
75	1	0	9						1	4
76	1	0	9						1	4
77	1	0	9						1	0
78	1	0	9						1	4
79	1	0	7						1	4
80	1	0	7						1	4
81	1	0	9						1	0
82	1	0	9						1	0
83	1	0	9						1	4
84	1	0	9						1	0

KEY	Senior Loan Amount(s)	Loan Type of Most Senior Lien	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term
1	0				0.00		20111111	567,300.00	0.0438	360
2	0				0.00		20110929	1,125,000.00	0.0488	360
3	0				0.00		20110926	886,800.00	0.0488	360
4	0				0.00		20110919	898,000.00	0.0475	360
5	0				0.00		20111012	1,290,000.00	0.0463	360
6	0				0.00		20110919	470,000.00	0.0488	360
7	0				0.00		20111003	440,000.00	0.0463	360
8	0				0.00		20111101	1,075,000.00	0.0475	360
9	0				0.00		20110923	979,000.00	0.0463	360
10	0				0.00		20110920	448,000.00	0.0513	360
11	0				0.00		20110926	999,950.00	0.0463	360
12	0				200,000.00		20110923	990,000.00	0.0463	360
13	0				0.00		20111006	680,000.00	0.0488	360
14	0				0.00		20111017	900,000.00	0.0463	360
15	0				0.00		20110930	650,000.00	0.0475	360
16	0				0.00		20110930	832,800.00	0.0450	360
17	0				0.00		20111026	611,250.00	0.0538	360
18	0				0.00		20111011	588,450.00	0.0463	360
19	0				0.00		20111005	572,000.00	0.0513	360
20	0				0.00		20111018	560,000.00	0.0475	360
21	0				0.00		20110926	985,000.00	0.0463	360
22	0				0.00		20110928	989,050.00	0.0488	360
23	0				0.00		20110824	556,850.00	0.0525	360
24	0				0.00		20111107	798,000.00	0.0488	360
25	0				0.00		20111024	862,000.00	0.0500	360
26	0				0.00		20111111	757,000.00	0.0475	360
27	0				0.00		20111028	1,085,000.00	0.0463	360
28	0				0.00		20111031	445,000.00	0.0488	360
29	0				0.00		20111102	1,020,000.00	0.0500	360
30	0				0.00		20111024	740,000.00	0.0450	360
31	0				0.00		20111104	748,700.00	0.0488	360
32	0				0.00		20111114	536,000.00	0.0500	360
33	0				0.00		20111101	772,000.00	0.0500	360
34	0				0.00		20111014	527,200.00	0.0488	360
35	0				0.00		20111108	688,000.00	0.0488	360
36	0				0.00		20111228	796,000.00	0.0475	360
37	0				0.00		20111123	921,500.00	0.0450	360
38	0				0.00		20111215	640,000.00	0.0463	360
39	0				0.00		20111026	1,998,600.00	0.0475	360
40	0				0.00		20111230	615,000.00	0.0463	360
41	0				0.00		20111228	485,000.00	0.0475	360
42	0				0.00		20111117	999,999.00	0.0475	360
43	0				0.00		20111221	650,000.00	0.0438	360
44	0				0.00		20111201	620,250.00	0.0438	360
45	0				0.00		20111209	689,850.00	0.0488	360
46	0				0.00		20111222	716,500.00	0.0450	360
47	0				0.00		20111217	494,400.00	0.0475	360
48	0				0.00		20111222	868,400.00	0.0475	360
49	0				0.00		20120106	1,160,000.00	0.0500	360
50	0				0.00		20111223	880,000.00	0.0475	360
51	0				0.00		20111014	610,000.00	0.0475	360
52	0				0.00		20120103	1,590,000.00	0.0450	360
53	0				0.00		20120117	850,000.00	0.0463	360
54	0				0.00		20111229	807,000.00	0.0463	360
55	0				0.00		20120109	810,000.00	0.0475	360
56	0				0.00		20120118	575,000.00	0.0463	360
57	0				0.00		20111223	480,000.00	0.0475	360
58	0				125,000.00		20120120	913,000.00	0.0463	360
59	0				0.00		20120123	944,000.00	0.0450	360
60	0				0.00		20120125	775,000.00	0.0463	360
61	0				0.00		20111227	559,950.00	0.0463	360
62	0				0.00		20111228	600,000.00	0.0513	360
63	0				0.00		20120130	725,000.00	0.0450	360
64	0				0.00		20120104	480,000.00	0.0450	360
65	0				0.00		20120106	713,000.00	0.0450	360
66	0				0.00		20120131	699,900.00	0.0463	360
67	0				250,000.00		20120125	603,350.00	0.0438	360
68	0				0.00		20120126	720,000.00	0.0463	360
69	0				0.00		20111026	999,950.00	0.0475	360
70	0				0.00		20111026	944,000.00	0.0463	360
71	0				0.00		20111201	527,200.00	0.0475	360
72	0				0.00		20111130	499,000.00	0.0488	360
73	0				0.00		20111216	550,000.00	0.0438	360
74	0				0.00		20111216	792,000.00	0.0488	360
75	0				0.00		20120120	452,600.00	0.0463	360
76	0				0.00		20120209	585,000.00	0.0425	360
77	0				0.00		20120120	696,000.00	0.0463	360
78	0				0.00		20120113	614,700.00	0.0450	360
79	0				0.00		20111230	520,000.00	0.0450	360
80	0				0.00		20120203	536,250.00	0.0500	360
81	0				0.00		20120123	880,000.00	0.0488	360
82	0				0.00		20120210	999,950.00	0.0463	360
83	0				0.00		20120127	1,345,100.00	0.0475	360
84	0				0.00		20111110	1,095,000.00	0.0488	360

KEY	Original Term to Maturity	First Payment Date of Loan	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	360	20120101	1	0	0		561,993.66	0.0438	2,832.45	20120301	0	0
2	360	20111101	1	0	0		1,118,027.19	0.0488	5,953.59	20120301	0	0
3	360	20111101	1	0	0		881,303.56	0.0488	4,693.02	20120301	0	0
4	360	20111101	1	0	0		887,226.42	0.0475	4,684.39	20120301	0	0
5	360	20111201	1	0	0		1,282,579.95	0.0463	6,632.40	20120301	0	0
6	360	20111101	1	0	0		467,086.91	0.0488	2,487.28	20120301	0	0
7	360	20111201	1	0	0		437,721.36	0.0463	2,262.21	20120301	0	0
8	360	20120101	1	0	0		1,070,926.41	0.0475	5,607.71	20120301	0	0
9	360	20111101	1	0	0		972,650.24	0.0463	5,033.43	20120301	0	0
10	360	20111101	1	0	0		445,064.30	0.0513	2,439.30	20120301	0	0
11	360	20111101	1	0	0		992,003.33	0.0463	5,141.14	20120301	0	0
12	360	20111101	1	0	0		983,578.91	0.0463	5,089.98	20120301	0	0
13	360	20111201	1	0	0		676,635.08	0.0488	3,598.62	20120301	0	0
14	360	20111201	1	0	0		895,105.96	0.0463	4,627.26	20120301	0	0
15	360	20111101	1	0	0		645,878.54	0.0475	3,390.71	20120301	0	0
16	360	20111101	1	0	0		827,275.33	0.0450	4,219.68	20120301	0	0
17	360	20111201	1	0	0		608,491.82	0.0538	3,422.82	20120301	0	0
18	360	20111201	1	0	0		585,402.57	0.0463	3,025.45	20120301	0	0
19	360	20111201	1	0	0		569,296.54	0.0513	3,114.47	20120301	0	0
20	360	20111201	1	0	0		557,164.98	0.0475	2,921.23	20120301	0	0
21	360	20111101	1	0	0		978,611.36	0.0463	5,064.27	20120301	0	0
22	360	20111101	1	0	0		979,859.82	0.0488	5,234.13	20120301	0	0
23	360	20111001	1	0	0		552,975.45	0.0525	3,074.95	20120301	0	0
24	360	20120101	1	0	0		795,044.42	0.0488	4,223.08	20120301	0	0
25	360	20111201	1	0	0		857,831.11	0.0500	4,627.40	20120301	0	0
26	360	20120101	1	0	0		752,956.79	0.0475	3,948.87	20120301	0	0
27	360	20111201	1	0	0		1,079,381.06	0.0463	5,578.41	20120301	0	0
28	360	20111201	1	0	0		442,797.96	0.0488	2,354.98	20120301	0	0
29	360	20111201	1	0	0		1,015,066.96	0.0500	5,475.58	20120301	0	0
30	360	20111201	1	0	0		736,080.15	0.0450	3,749.47	20120301	0	0
31	360	20120101	1	0	0		745,926.79	0.0488	3,962.18	20120301	0	0
32	360	20120101	1	0	0		534,059.86	0.0500	2,877.36	20120301	0	0
33	360	20120101	1	0	0		769,205.61	0.0500	4,144.26	20120301	0	0
34	360	20111201	1	0	0		524,591.20	0.0488	2,789.99	20120301	0	0
35	360	20120101	1	0	0		685,451.82	0.0488	3,640.95	20120301	0	0
36	360	20120201	1	0	0		793,993.08	0.0475	4,152.31	20120301	0	0
37	360	20120101	1	0	0		916,236.87	0.0450	4,669.11	20120301	0	0
38	360	20120201	1	0	0		638,349.18	0.0463	3,290.49	20120301	0	0
39	360	20111201	1	0	0		1,988,482.06	0.0475	10,425.64	20120301	0	0
40	360	20120201	1	0	0		613,413.65	0.0463	3,161.96	20120301	0	0
41	360	20120201	1	0	0		483,706.90	0.0475	2,529.99	20120301	0	0
42	360	20120101	1	0	0		996,209.62	0.0475	5,216.47	20120301	0	0
43	360	20120201	1	0	0		648,245.69	0.0438	3,245.35	20120301	0	0
44	360	20120201	1	0	0		618,575.98	0.0438	3,096.81	20120301	0	0
45	360	20120201	1	0	0		688,150.11	0.0488	3,650.74	20120301	0	0
46	360	20120201	1	0	0		714,609.42	0.0450	3,630.40	20120301	0	0
47	360	20120201	1	0	0		493,153.50	0.0475	2,579.02	20120301	0	0
48	360	20120201	1	0	0		866,210.53	0.0475	4,529.99	20120301	0	0
49	360	20120301	1	0	0		1,158,606.20	0.0500	6,227.13	20120301	0	0
50	360	20120201	1	0	0		877,781.28	0.0475	4,590.50	20120301	0	0
51	360	20111201	1	0	0		606,911.86	0.0475	3,182.05	20120301	0	0
52	360	20120301	1	0	0		1,587,906.20	0.0450	8,056.30	20120301	0	0
53	360	20120301	1	0	0		848,905.85	0.0463	4,370.19	20120301	0	0
54	360	20120201	1	0	0		804,918.40	0.0463	4,149.11	20120301	0	0
55	360	20120301	1	0	0		808,980.91	0.0475	4,225.34	20120301	0	0
56	360	20120301	1	0	0		574,259.85	0.0463	2,956.30	20120301	0	0
57	360	20120201	1	0	0		478,789.79	0.0475	2,503.91	20120301	0	0
58	360	20120301	1	0	0		911,824.76	0.0463	4,694.09	20120301	0	0
59	360	20120301	1	0	0		942,756.89	0.0450	4,783.11	20120301	0	0
60	360	20120301	1	0	0		774,002.40	0.0463	3,984.58	20120301	0	0
61	360	20120201	1	0	0		558,505.66	0.0463	2,878.92	20120301	0	0
62	360	20120201	1	0	0		598,588.15	0.0513	3,266.92	20120301	0	0
63	360	20120301	1	0	0		724,045.28	0.0450	3,673.47	20120301	0	0
64	360	20120301	1	0	0		479,367.91	0.0450	2,432.09	20120301	0	0
65	360	20120301	1	0	0		712,061.08	0.0450	3,612.67	20120301	0	0
66	360	20120301	1	0	0		698,999.07	0.0463	3,598.46	20120301	0	0
67	360	20120301	1	0	0		602,537.27	0.0438	3,012.44	20120301	0	0
68	360	20120301	1	0	0		719,073.20	0.0463	3,701.80	20120301	0	0
69	360	20111201	1	0	0		994,887.76	0.0475	5,216.21	20120301	0	0
70	360	20111201	1	0	0		939,111.24	0.0463	4,853.48	20120301	0	0
71	360	20120101	1	0	0		525,202.25	0.0475	2,750.12	20120301	0	0
72	360	20120101	1	0	0		497,151.82	0.0488	2,640.75	20120301	0	0
73	360	20120201	1	0	0		548,485.40	0.0438	2,746.07	20120301	0	0
74	360	20120201	1	0	0		790,048.38	0.0488	4,191.33	20120301	0	0
75	360	20120301	1	0	0		452,017.40	0.0463	2,327.00	20120301	0	0
76	360	20120401	1	0	0		585,000.00	0.0425	2,877.85	20120301	0	0
77	360	20120301	1	0	0		695,104.09	0.0463	3,578.41	20120301	0	0
78	360	20120301	1	0	0		613,890.54	0.0450	3,114.59	20120301	0	0
79	360	20120201	1	0	0		518,627.91	0.0450	2,634.76	20120301	0	0
80	360	20120301	1	0	0		535,605.67	0.0500	2,878.71	20120301	0	0
81	360	20120301	1	0	0		878,917.97	0.0488	4,657.03	20120301	0	0
82	360	20120401	1	0	0		999,950.00	0.0463	5,141.14	20120301	0	0
83	360	20120301	1	0	0		1,343,407.67	0.0475	7,016.68	20120301	0	0
84	360	20120101	1	0	0		1,090,944.40	0.0488	5,794.83	20120301	0	0

KEY	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)	Lifetime Maximum Rate (Ceiling)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84

KEY	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84

KEY	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment
1					0		106	1		0
2					0		302	4		1
3					0		85	2		1
4					0		199	1		0
5					0		310	1		0
6					0		142	2		0
7					0		202	1		0
8					0		82	2		0
9					0		279	1		0
10					0		314	2		1
11					0		175	1		0
12					0		59	2		1
13					0		87	1		0
14					0		289	1		0
15					0		193	2		1
16					0		182	2		1
17					0		148	3		1
18					0		204	2		0
19					0		28	1		1
20					0		165	2		0
21					0		95	1		1
22					0		61	2		1
23					0		65	1		0
24					0		29	1		0
25					0		185	3		1
26					0		38	1		1
27					0		159	1		0
28					0		257	1		0
29					0		206	1		0
30					0		12	1		1
31					0		216	3		0
32					0		191	1		0
33					0		189	2		1
34					0		171	2		1
35					0		177	1		1
36					0		162	2		0
37					0		172	1		0
38					0		173	1		0
39					0		141	2		0
40					0		5	1		0
41					0		108	2		1
42					0		327	1		0
43					0		145	1		1
44					0		183	1		0
45					0		180	2		0
46					0		243	1		1
47					0		125	1		1
48					0		359	1		1
49					0		195	2		1
50					0		188	2		0
51					0		22	2		0
52					0		230	4		1
53					0		196	1		1
54					0		186	1		1
55					0		84	1		0
56					0		83	1		0
57					0		144	2		0
58					0		124	2		1
59					0		14	1		1
60					0		30	1		1
61					0		45	2		0
62					0		323	2		1
63					0		93	2		1
64					0		184	1		0
65					0		49	1		0
66					0		286	2		0
67					0		208	1		0
68					0		119	4		0
69					0		228	1		1
70					0		272	1		0
71					0		176	1		1
72					0		241	2		0
73					0		79	2		0
74					0		9	2		0
75					0		236	2		0
76					0		179	1		0
77					0		210	2		1
78					0		161	1		0
79					0		92	1		0
80					0		20	2		0
81					0		42	1		1
82					0		77	2		1
83					0		200	3		1
84					0		111	1		0

KEY	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO
1	31.30		0.00	1								790
2	9.92	12.00	0.00	1	20120227							759
3	1.83	4.00	2.50	1	20120227							695
4	2.00		2.50	1	20120227							768
5	7.10		14.00	1								791
6	4.00		0.00	1	20120227							792
7	37.80		9.00	1								783
8	3.00	3.00	3.25	1								797
9	22.00		17.00	1	20120227							704
10	5.00	10.00	0.00	1	20120227							784
11	12.00		1.50	1	20120227							780
12	2.50		1.00	1	20120227							778
13	14.00	3.00	10.00	1								762
14	1.70		2.00	1								756
15	10.00		0.00	1	20120227							774
16	31.00		0.00	1	20120227							793
17	12.00		0.00	1								722
18	1.30	5.00	0.00	1								762
19	12.00		11.00	1								792
20	11.00		0.00	1								772
21	18.00		2.00	1	20120227							805
22	12.00	7.00	2.50	1	20120227							728
23	0.20		0.00	1	20120227							773
24	1.50	1.00	0.00	1								772
25	6.00	9.00	1.08	1								736
26	0.67		0.33	1								721
27	18.00		10.00	1								706
28	4.10		13.00	1								788
29	4.17		0.00	1								791
30	35.00		6.00	1	20120227							737
31	2.90		0.00	1								783
32	13.00		0.00	1								775
33	21.00	10.00	0.00	1								801
34	11.00	2.00	0.00	1								779
35	15.00		14.00	1								763
36	4.00		0.00	1								801
37	3.75		0.75	1								779
38	2.50		6.50	1								779
39	8.00		1.00	1								770
40	9.00	5.00	5.00	1								795
41	31.00	11.00	7.00	1								797
42	2.00		0.17	1								771
43	21.00		19.00	1								774
44	7.00		0.67	1								760
45	12.90		0.00	1								780
46	22.00	22.00	16.00	1								754
47	11.60	12.00	2.00	1								771
48	20.00		12.00	1								793
49	25.00		3.00	1								775
50	15.00		11.00	1								783
51	10.00		0.00	1								753
52	29.00	0.00	0.00	1								766
53	7.00	7.00	3.00	1								723
54	20.00	2.00	10.00	1								765
55	8.00	0.00	11.00	1								706
56	1.00	1.00	11.00	1								745
57	4.00		0.00	1								790
58	25.00	25.00	19.00	1								769
59	30.00	30.00	24.00	1								767
60	24.00	24.00	0.00	1								787
61	11.00	0.00	0.00	1								780
62	9.00	7.00	0.00	1								809
63	16.00	0.00	0.00	1								748
64	0.00	28.00	2.00	1								786
65	0.00	0.00	15.00	1								771
66	16.00		0.00	1								764
67	3.00	4.00	7.00	1								813
68	0.00	0.00	5.00	1								792
69	7.00		4.60	1								782
70	3.10	0.00	3.00	1								772
71	4.00	2.00	4.67	1								766
72	0.00	0.00	22.00	1								797
73	0.30	0.00	0.00	1								752
74	6.50	7.00	0.00	1								792
75	2.00		3.00	1								814
76	7.00	0.00	4.00	1								773
77	7.00	15.00	5.00	1								779
78	6.00		6.00	1								801
79	8.00		0.00	1								796
80	3.00	0.00	0.00	1								788
81	8.00	0.00	0.25	1								769
82	7.00	0.00	2.00	1								770
83	25.00	10.00	7.00	1								734
84	9.00	2.59	3.00	1								746

KEY	Most Recent Primary Borrower FICO	Most Recent Co- Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower	VantageScore: Co- Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio
1
2	771
3	713
4	760
5
6	801
7
8
9	750
10	781
11	791
12	773
13
14
15	769
16	786
17
18
19
20
21	802
22	751
23	773
24
25
26
27
28
29
30	743
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84

KEY	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level
1	000000000000			21,333.33	0.00	0.00	0.00	21,333.33	21,333.33	1	5
2	000000000000			38,912.00	4,333.00	-788.00	973.00	43,245.00	43,430.75	1	5
3	000000000000			23,493.00	16,675.00	2,608.00	0.00	40,168.00	42,776.00	1	5
4	000000000000			29,083.34		0.00		29,083.34	29,083.34	1	5
5	000000000000			20,356.12	0.00	7,006.29	0.00	20,356.12	27,362.41	1	5
6	000000000000			13,025.00	0.00	0.00	0.00	13,025.00	13,025.00	1	5
7	000000000000			18,400.81	0.00	0.00	0.00	18,400.81	18,400.81	1	5
8	000000000000			23,192.34	31,550.00	0.00	-241.00	54,742.34	54,501.09	1	5
9	000000000000			19,166.68	0.00	-1,306.33	0.00	19,166.68	17,860.35	1	5
10	000000000000			17,657.00	11,407.00	0.00	0.00	29,064.00	29,064.00	1	5
11	000000000000			12,859.40	0.00	83,195.71	0.00	12,859.40	96,055.11	1	5
12	000000000000			36,863.00		359.00		36,863.00	37,222.00	1	5
13	000000000000			14,600.00	12,833.00	0.00	0.00	27,433.00	27,433.00	1	5
14	000000000000			49,334.13		0.00		49,334.13	49,334.13	1	5
15	000000000000			104,862.00		0.00		104,862.00	104,862.00	1	5
16	000000000000			36,791.00		13,916.34		36,791.00	50,707.34	1	5
17	000000000000			43,548.46		0.00		43,548.46	43,548.46	1	5
18	000000000000			6,000.00	12,750.00	16.83	-292.00	18,750.00	18,475.26	1	5
19	000000000000			6,125.00		9,712.00		6,125.00	15,837.00	1	5
20	000000000000			18,333.34	0.00	15,591.30	-453.00	18,333.34	33,471.64	1	5
21	000000000000			0.00		59,182.00		0.00	59,182.00	1	5
22	000000000000			35,000.00	10,000.00	0.00	0.00	45,000.00	45,000.00	1	5
23	000000000000			11,666.67	0.00	0.00	0.00	11,666.67	11,666.67	1	5
24	000000000000			29,054.91	7,500.00	-1,399.38	0.00	36,554.91	35,155.53	1	5
25	000000000000			57,141.00	5,661.00	0.00	0.00	62,802.00	62,802.00	1	5
26	000000000000			12,916.66		0.00		12,916.66	12,916.66	1	5
27	000000000000			26,084.63		0.00		26,084.63	26,084.63	1	5
28	000000000000			17,614.13		0.00		17,614.13	17,614.13	1	5
29	000000000000			15,416.67		1,474.58		15,416.67	16,891.25	1	5
30	000000000000			12,408.34	0.00	4,684.29	0.00	12,408.34	17,092.63	1	5
31	000000000000			10,499.99		19,807.49		10,499.99	30,307.48	1	5
32	000000000000			17,333.34		15,595.63		17,333.34	32,928.97	1	5
33	000000000000			18,297.00	6,240.00	-146.00	-28.00	24,537.00	24,363.25	1	5
34	000000000000			16,665.00	10,000.00	0.00	-443.00	26,665.00	26,222.21	1	5
35	000000000000			14,924.57		2,327.00		14,924.57	17,251.57	1	5
36	000000000000			26,000.00		0.00		26,000.00	26,000.00	1	5
37	000000000000			18,750.00		1,666.67		18,750.00	20,416.67	1	5
38	000000000000			21,326.52	0.00	-6.50	0.00	21,326.52	21,320.02	1	5
39	000000000000			25,604.00		35,148.00		25,604.00	60,752.00	1	5
40	000000000000			0.00	16,022.50	8,722.96	0.00	16,022.50	24,745.46	1	5
41	000000000000			0.00	0.00	8,367.00	3,302.00	0.00	11,669.00	1	5
42	000000000000			0.00	0.00	-550.50	46,931.33	0.00	46,380.83	1	5
43	000000000000			3,412.00		7,086.00		3,412.00	10,498.00	1	5
44	000000000000			0.00		32,552.00		0.00	32,552.00	1	5
45	000000000000			14,397.17	0.00	5,364.35	0.00	14,397.17	19,761.52	1	5
46	000000000000			12,135.04	4,164.36	0.00	0.00	16,299.40	16,299.40	1	5
47	000000000000			11,574.00	2,484.00	2,484.00	0.00	14,058.00	16,542.00	1	5
48	000000000000			17,014.00		0.00		17,014.00	17,014.00	1	5
49	000000000000			35,166.00		-700.00		35,166.00	34,466.00	1	5
50	000000000000			14,916.67		4,419.81		14,916.67	19,336.48	1	5
51	000000000000			22,112.28		0.00		22,112.28	22,112.28	1	5
52	000000000000			73,646.21	0.00	16,788.00	0.00	73,646.21	90,434.21	1	5
53	000000000000			12,659.56	12,723.68	-645.35	0.00	25,383.24	24,737.89	1	5
54	000000000000			14,831.00	648.00	0.00	0.00	15,479.00	15,479.00	1	5
55	000000000000			18,750.00	0.00	0.00	0.00	18,750.00	18,750.00	1	5
56	000000000000			16,293.41	5,416.66	0.00	0.00	21,710.07	21,710.07	1	5
57	000000000000			10,877.75		16,255.65		10,877.75	27,133.40	1	5
58	000000000000			17,698.00	10,189.00	-2,661.00	1,143.00	27,887.00	26,369.00	1	5
59	000000000000			5,583.67	5,583.67	4,233.00	0.00	11,167.34	15,400.34	1	5
60	000000000000			10,208.69	9,130.43	0.00	0.00	19,339.12	19,339.12	1	5
61	000000000000			33,800.00	0.00	-3,107.07	0.00	33,800.00	30,692.93	1	5
62	000000000000			6,642.50	0.00	-1,568.00	14,077.00	6,642.50	19,151.50	1	5
63	000000000000			44,173.14	0.00	0.00	0.00	44,173.14	44,173.14	1	5
64	000000000000			5,045.46	22,416.00	-3,476.09	0.00	27,461.46	23,985.37	1	5
65	000000000000			6,802.24	0.00	6,707.83	0.00	6,802.24	13,510.07	1	5
66	000000000000			16,878.73	2,740.96	0.00	0.00	19,619.69	19,619.69	1	5
67	000000000000			0.00	0.00	6,209.08	7,103.12	0.00	13,312.20	1	5
68	000000000000			0.00	0.00	15,764.14	0.00	0.00	15,764.14	1	5
69	000000000000			14,396.00		0.00		14,396.00	14,396.00	1	5
70	000000000000			24,583.33	0.00	-462.67	0.00	24,583.33	24,120.66	1	5
71	000000000000			34,483.25	-57.33	-134.35	0.00	34,425.92	34,291.57	1	4
72	000000000000			0.00	0.00	6,138.80	1,334.38	0.00	7,473.18	1	5
73	000000000000			17,916.67	0.00	0.00	0.00	17,916.67	17,916.67	1	5
74	000000000000			15,773.34	16,778.08	0.00	0.00	32,551.42	32,551.42	1	5
75	000000000000			21,923.08		-2,528.54		21,923.08	19,394.54	1	5
76	000000000000			10,157.83	0.00	5,412.85	0.00	10,157.83	15,570.68	1	5
77	000000000000			1,970.00	16,723.17	-690.99	0.00	18,693.17	18,002.18	1	4
78	000000000000			0.00		10,861.50		0.00	10,861.50	1	5
79	000000000000			12,500.02		0.00		12,500.02	12,500.02	1	5
80	000000000000			17,136.95	7,399.58	-3,425.28	0.00	24,536.53	21,111.25	1	5
81	000000000000			41,666.67	0.00	0.00	0.00	41,666.67	41,666.67	1	5
82	000000000000			48,413.49	0.00	0.00	0.00	48,413.49	48,413.49	1	5
83	000000000000			33,797.29	1,015.72	-4,354.00	0.00	34,813.01	30,459.01	1	5
84	000000000000			10,000.00	15,134.00	0.00	0.00	25,134.00	25,134.00	1	5

KEY	Co-Borrower Income Verification	Borrower Employment Verification	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		3		4		111,601.22	6,111.04	0.2865			100.00
2		3		4		279,884.78	9,014.83	0.2076			100.00
3		3		4		1,004,521.62	7,361.49	0.1721
4		3		4		203,076.44	6,353.37	0.2185
5		3		4		355,195.03	8,840.79	0.3231
6		3		3		119,289.46	3,664.56	0.2813			100.00
7		3		4		37,088.68	3,948.67	0.2146
8		3		4		252,889.05	11,142.86	0.2045
9		3		4		270,136.43	7,752.98	0.4341
10		3		4		60,232.22	7,020.26	0.2415			100.00
11		3		4		223,202.19	6,983.40	0.0727
12		3		4		102,644.87	9,187.39	0.2468
13		3		4		46,796.58	6,845.25	0.2495
14		3		4		165,835.62	9,218.23	0.1869
15		3		4		296,829.31	8,279.48	0.0790			100.00
16		3		4		1,250,175.45	14,557.32	0.2871			100.00
17		3		4		495,337.93	8,236.80	0.1891			100.00
18		3		4		92,901.94	5,222.96	0.2827			100.00
19		3		4		27,100.76	5,590.60	0.3530
20		3		4		1,154,856.94	9,735.80	0.2909			100.00
21		3		4		171,003.20	10,790.18	0.1823
22		3		4		311,841.66	14,703.48	0.3267
23		3		4		112,257.19	5,141.12	0.4407			100.00
24		3		4		161,874.51	8,085.91	0.2300			100.00
25		3		4		150,659.29	16,631.04	0.2648
26		3		4		130,332.66	6,310.31	0.4885
27		3		4		731,450.00	11,808.46	0.4527
28		3		4		271,307.75	3,497.51	0.1986
29		3		4		132,627.07	7,161.74	0.4240			100.00
30		3		4		37,829.16	6,940.33	0.4060
31		3		4		127,352.59	10,629.89	0.3507			100.00
32		3		4		49,416.98	11,418.71	0.3468			24.34
33		3		4		1,301,717.58	8,784.10	0.3605			100.00
34		3		4		222,890.49	7,619.52	0.2906			100.00
35		3		4		138,040.63	7,380.45	0.4278
36		3		4		113,256.01	10,448.98	0.4019			100.00
37		3		4		101,684.84	9,152.79	0.4483
38		3		4		355,350.36	6,174.28	0.2896
39		3		4		341,223.28	25,442.94	0.4188
40		3		4		597,688.86	5,146.24	0.2080
41		3		4		198,599.91	4,073.86	0.3491
42		3		4		3,109,687.56	7,402.38	0.1596
43		3		4		543,900.17	4,620.09	0.4401
44		3		4		75,803.25	6,162.91	0.1893
45		3		4		187,561.55	9,102.16	0.4606			67.00
46		3		4		82,657.47	6,804.05	0.4174
47		3		4		1,787,153.97	4,904.70	0.2965
48		3		4		208,052.21	9,761.90	0.5738
49		3		4		260,955.78	10,751.53	0.3119
50		3		4		509,554.27	7,237.01	0.3743
51		3		4		77,307.85	8,408.31	0.3803			93.66
52		3		4		1,877,850.30	12,362.99	0.1367			100.00
53		3		4		145,047.52	7,075.26	0.2860
54		3		4		98,869.00	6,671.53	0.4310
55		3		4		1,064,210.79	5,411.51	0.2886
56		3		4		192,864.28	4,711.17	0.2170
57		3		4		72,809.40	6,195.31	0.2283			100.00
58		3		4		429,854.10	12,630.88	0.4790
59		3		4		231,475.56	6,597.63	0.4284
60		3		4		189,741.37	6,406.16	0.3313			100.00
61		3		4		229,694.51	7,116.95	0.2319			100.00
62		3		4		65,298.80	5,416.29	0.2828			100.00
63		3		4		304,400.09	6,893.04	0.1560			100.00
64		3		4		152,239.66	7,190.14	0.2998
65		3		4		4,710,053.12	5,591.66	0.4139
66		3		4		324,982.32	8,710.22	0.4440			100.00
67		3		4		251,465.89	5,981.42	0.4493
68		3		4		1,247,587.99	7,025.19	0.4456
69		3		4		48,660.52	6,586.17	0.4575
70		3		4		58,520.60	6,963.63	0.2887
71		3		4		535,021.57	5,630.68	0.1642
72		3		4		165,723.72	3,073.72	0.4113
73		3		4		1,340,944.94	5,047.13	0.2817			100.00
74		3		4		169,934.33	8,215.98	0.2524			100.00
75		3		4		61,740.33	5,504.81	0.2838
76		3		4		166,600.00	6,886.74	0.4423
77		3		4		169,581.72	5,991.00	0.3328
78		3		4		75,463.00	3,525.16	0.3246
79		3		4		304,438.49	3,190.93	0.2553			100.00
80		3		4		108,724.59	7,174.78	0.3399			100.00
81		3		4		125,787.64	7,526.92	0.1806
82		3		4		181,393.86	11,013.05	0.2275
83		3		4		212,541.83	13,662.33	0.4485
84		3		4		249,198.97	9,204.07	0.3662

KEY	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	THE WOODLANDS	TX	77389	7	1	709,132.00	735,000.00	3	20111021
2	CHULA VISTA	CA	91914	7	1	1,500,000.00	1,500,000.00	3	20110913
3	WASHINGTON	DC	20016	1	1		1,390,000.00	3	20110810
4	SAN DIEGO	CA	92103	1	1		1,225,000.00	3	20110818
5	LOS ALTOS	CA	94024	1	1		2,400,000.00	3	20110908
6	EDEN PRAIRIE	MN	55347	7	1	587,500.00	625,000.00	3	20110824
7	LILYDALE	MN	55118	7	1		640,000.00	3	20110826
8	SAN MARINO	CA	91108	1	1		1,565,000.00	3	20110928
9	MANHATTAN BEACH	CA	90266	1	1		1,650,000.00	3	20110817
10	PENSACOLA	FL	32501	1	1	560,000.00	560,000.00	3	20110811
11	RICHMOND	VA	23221	7	1		1,497,500.00	3	20110909
12	ARNOLD	MD	21012	7	1		1,500,000.00	3	20110825
13	CLARKSVILLE	MD	21029	7	1		850,000.00	3	20110823
14	GULF BREEZE	FL	32561	1	1		1,200,000.00	3	20110826
15	MOUNT PLEASANT	SC	29464	1	1	965,000.00	1,000,000.00	3	20110907
16	GRAFORD	TX	76449	1	2	1,041,048.00	1,045,000.00	3	20110919
17	DALLAS	TX	75201	4	1	815,000.00	900,000.00	3	20111012
18	DALLAS	TX	75205	1	1	938,475.00	1,075,000.00	3	20110826
19	DAVIDSON	NC	28036	7	1		720,000.00	3	20110811
20	FLEMING ISLAND	FL	32003	7	1	860,000.00	878,000.00	3	20110926
21	UNIVERSITY PARK	TX	75225	7	1		1,310,000.00	3	20110829
22	DALLAS	TX	75229	1	1		1,325,000.00	3	20110908
23	THE WOODLANDS	TX	77389	7	1	701,716.00	700,000.00	3	20110801
24	ENGLEWOOD	NJ	07631	1	1	997,500.00	1,025,000.00	3	20111020
25	PEORIA	AZ	85383	7	1		1,250,000.00	3	20110810
26	AUSTIN	TX	78746	1	1		1,100,000.00	3	20111006
27	UNIVERSITY PARK	TX	75205	1	1		1,550,000.00	3	20110515
28	SAN JOSE	CA	95124	1	1		685,000.00	3	20110920
29	PACIFIC PALISADES	CA	90272	1	1	1,275,000.00	1,275,000.00	3	20110914
30	LEAWOOD	KS	66224	7	1		1,200,000.00	3	20110818
31	HENDERSON	NV	89052	7	1	935,913.00	1,000,000.00	3	20111013
32	DALLAS	TX	75230	1	1	670,000.00	805,000.00	3	20111020
33	AUSTIN	TX	78731	1	1	965,000.00	970,000.00	3	20110927
34	UNIVERSITY PARK	TX	75205	1	1	659,000.00	680,000.00	3	20110928
35	FORT WORTH	TX	76107	1	1		1,175,000.00	3	20110822
36	DALLAS	TX	75225	1	1	995,000.00	995,000.00	3	20111212
37	DALLAS	TX	75225	1	1		1,295,850.00	3	20111027
38	PLANO	TX	75093	7	1		800,000.00	3	20111019
39	DALLAS	TX	75225	1	1		2,664,800.00	3	20110816
40	FORT WORTH	TX	76107	7	1		1,000,000.00	3	20111216
41	BUDA	TX	78610	7	1		630,000.00	3	20111205
42	DELAFIELD	WI	53018	1	1		1,620,000.00	3	20110815
43	WESTPORT	CT	06880	1	1		1,170,000.00	3	20111116
44	DALLAS	TX	75214	1	1		827,000.00	3	20111006
45	AUSTIN	TX	78746	7	1	945,000.00	1,000,000.00	3	20111109
46	GREENWOOD VILLAGE	CO	80121	7	1		1,350,000.00	3	20111204
47	HOUSTON	TX	77024	7	1		1,000,000.00	3	20111003
48	Highland Park	TX	75205	1	1		3,400,000.00	3	20111122
49	PLANO	TX	75024	7	1		1,450,000.00	3	20110916
50	DALLAS	TX	75230	1	1		1,300,000.00	3	20111007
51	SOUTHLAKE	TX	76092	7	1	819,089.00	885,000.00	3	20111007
52	COTO DE CAZA	CA	92679	7	1	2,650,000.00	2,650,000.00	3	20111121
53	AUSTIN	TX	78703	1	1		1,200,000.00	3	20111121
54	UNIVERSITY PARK	TX	75225	1	1		1,015,000.00	3	20111123
55	UPPERCO	MD	21155	1	1		1,300,000.00	3	20111128
56	COCKEYSVILLE	MD	21030	1	1		875,000.00	3	20111202
57	DALLAS	TX	75214	1	1	730,000.00	730,000.00	3	20111206
58	GREEN LAKE	WI	53946	1	2		2,550,000.00	3	20111207
59	STUART	FL	34996	1	1		1,750,000.00	3	20111208
60	TROUTMAN	NC	28166	7	1	1,075,000.00	1,150,000.00	3	20111209
61	AUSTIN	TX	78732	7	1	699,999.00	700,000.00	3	20111210
62	SACRAMENTO	CA	95816	1	1	855,000.00	855,000.00	3	20111216
63	CARY	NC	27513	7	1	1,225,000.00	1,250,000.00	3	20111221
64	Hot Springs Village	AR	71909	7	2		660,000.00	3	20111221
65	DEVON	PA	19333	1	1		1,535,000.00	3	20120103
66	RALEIGH	NC	27613	7	1	999,900.00	1,000,000.00	3	20120105
67	DALLAS	TX	75209	1	1		1,350,000.00	3	20120105
68	CELINA	TX	75009	1	1		900,000.00	3	20120106
69	SOLANA BEACH	CA	92075	7	1		1,300,000.00	3	20110715
70	HOUSTON	TX	77005	1	1		1,205,000.00	3	20110827
71	HOUSTON	TX	77055	1	1		1,020,000.00	3	20111109
72	BASS LAKE	CA	93604	1	1		650,000.00	3	20111110
73	ALPHARETTA	GA	30004	7	1	950,000.00	950,000.00	3	20111123
74	DOWNERS GROVE	IL	60515	1	1	990,000.00	990,000.00	3	20111129
75	FLOWER MOUND	TX	75022	7	1		610,000.00	3	20120106
76	SAN ANTONIO	TX	78232	1	1		1,200,000.00	3	20120116
77	KANSAS CITY	MO	64110	7	1		1,000,000.00	3	20111229
78	TOWNSEND	TN	37882	1	1		825,000.00	3	20111122
79	KNOXVILLE	TN	37922	1	1	650,000.00	652,000.00	3	20111212
80	DESTIN	FL	32541	7	2	715,000.00	725,000.00	3	20120112
81	SOUTHLAKE	TX	76092	7	1		1,100,000.00	3	20111116
82	DALLAS	TX	75229	1	1		2,400,000.00	3	20120113
83	NISSWA	MN	56468	1	2		2,150,000.00	3	20111209
84	UNIVERSITY PARK	TX	75205	1	1		1,600,000.00	3	20111013

KEY	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name
1								0.8000	0.8000	0	0
2								0.7500	0.7500	0	0
3								0.6380	0.6380	0	0
4								0.7331	0.7331	0	0
5								0.5375	0.5375	0	0
6								0.8000	0.8000	0	0
7								0.6875	0.6875	0	0
8								0.6869	0.6869	0	0
9								0.5933	0.5933	0	0
10								0.8000	0.8000	0	0
11								0.6678	0.6678	0	0
12								0.7933	0.6600	0	0
13								0.8000	0.8000	0	0
14								0.7500	0.7500	0	0
15								0.6736	0.6736	0	0
16								0.8000	0.8000	0	0
17								0.7500	0.7500	0	0
18								0.6270	0.6270	0	0
19								0.7944	0.7944	0	0
20								0.6512	0.6512	0	0
21								0.7519	0.7519	0	0
22								0.7465	0.7465	0	0
23								0.7955	0.7955	0	0
24								0.8000	0.8000	0	0
25								0.6896	0.6896	0	0
26								0.6882	0.6882	0	0
27								0.7000	0.7000	0	0
28								0.6496	0.6496	0	0
29								0.8000	0.8000	0	0
30								0.6167	0.6167	0	0
31								0.8000	0.8000	0	0
32								0.8000	0.8000	0	0
33								0.8000	0.8000	0	0
34								0.8000	0.8000	0	0
35								0.5855	0.5855	0	0
36								0.8000	0.8000	0	0
37								0.7111	0.7111	0	0
38								0.8000	0.8000	0	0
39								0.7500	0.7500	0	0
40								0.6150	0.6150	0	0
41								0.7698	0.7698	0	0
42								0.6173	0.6173	0	0
43								0.5556	0.5556	0	0
44								0.7500	0.7500	0	0
45								0.7300	0.7300	0	0
46								0.5307	0.5307	0	0
47								0.4944	0.4944	0	0
48								0.2554	0.2554	0	0
49								0.8000	0.8000	0	0
50								0.6769	0.6769	0	0
51								0.7447	0.7447	0	0
52								0.6000	0.6000	0	0
53								0.7083	0.7083	0	0
54								0.7951	0.7951	0	0
55								0.6231	0.6231	0	0
56								0.6571	0.6571	0	0
57								0.6575	0.6575	0	0
58								0.4071	0.3580	0	0
59								0.5394	0.5394	0	0
60								0.7209	0.7209	0	0
61								0.7999	0.7999	0	0
62								0.7018	0.7018	0	0
63								0.5918	0.5918	0	0
64								0.7273	0.7273	0	0
65								0.4645	0.4645	0	0
66								0.7000	0.7000	0	0
67								0.6321	0.4469	0	0
68								0.8000	0.8000	0	0
69								0.7692	0.7692	0	0
70								0.7834	0.7834	0	0
71								0.5169	0.5169	0	0
72								0.7677	0.7677	0	0
73								0.5790	0.5790	0	0
74								0.8000	0.8000	0	0
75								0.7420	0.7420	0	0
76								0.4875	0.4875	0	0
77								0.6960	0.6960	0	0
78								0.7451	0.7451	0	0
79								0.8000	0.8000	0	0
80								0.7500	0.7500	0	0
81								0.8000	0.8000	0	0
82								0.4167	0.4167	0	0
83								0.6256	0.6256	0	0
84								0.6844	0.6844	0	0

KEY	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate	Pre-Modification P&I Payment
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0
45	0
46	0
47	0
48	0
49	0
50	0
51	0
52	0
53	0
54	0
55	0
56	0
57	0
58	0
59	0
60	0
61	0
62	0
63	0
64	0
65	0
66	0
67	0
68	0
69	0
70	0
71	0
72	0
73	0
74	0
75	0
76	0
77	0
78	0
79	0
80	0
81	0
82	0
83	0
84	0

KEY	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84

KEY	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)
1			32.00		0.00	20411201	21,333.00	0.00	0.00
2			3.00	23.00	0.00	20411001	38,912.00	0.00	0.00
3			10.00	10.00	0.00	20411001	23,493.00	0.00	0.00
4			18.00		0.00	20411001	29,083.00	0.00	0.00
5			25.00		0.00	20411101	20,356.00	10,061.00	0.00
6			37.00		0.00	20411001	13,025.00	0.00	0.00
7			38.00		0.00	20411101	18,401.00	0.00	0.00
8			11.00	11.00	0.00	20411201	23,192.00	0.00	0.00
9			22.00		0.00	20411001	19,167.00	0.00	0.00
10			11.00	10.00	0.00	20411001	17,657.00	0.00	0.00
11			12.00		0.00	20411001	12,859.00	82,917.00	0.00
12			15.00		200,000.00	20411001	36,863.00	0.00	0.00
13			14.00	20.00	0.00	20411101	14,600.00	0.00	0.00
14			13.00		0.00	20411101	49,334.00	0.00	0.00
15			25.00		0.00	20411001	104,862.00	0.00	0.00
16			31.00		0.00	20411001	36,791.00	0.00	0.00
17			20.00		0.00	20411101	43,548.00	0.00	0.00
18			10.00	6.00	0.00	20411101	6,000.00	0.00	0.00
19			13.00		0.00	20411101	6,125.00	0.00	0.00
20			11.00		0.00	20411101	18,333.00	9,959.00	5,632.00
21			18.00		0.00	20411001	0.00	0.00	0.00
22			12.00	7.00	0.00	20411001	35,000.00	0.00	0.00
23			16.00		0.00	20410901	11,667.00	0.00	0.00
24			3.00	3.00	0.00	20411201	29,055.00	0.00	0.00
25			5.00	10.00	0.00	20411101	57,141.00	0.00	0.00
26			11.00		0.00	20411201	12,917.00	0.00	0.00
27			18.00		0.00	20411101	26,085.00	0.00	0.00
28			30.00		0.00	20411101	17,614.00	0.00	0.00
29			8.00		0.00	20411101	15,417.00	1,668.00	0.00
30			19.00		0.00	20411101	12,408.00	0.00	0.00
31			20.00		0.00	20411201	10,500.00	19,807.00	0.00
32			31.00		0.00	20411201	17,333.00	0.00	0.00
33			34.00	33.00	0.00	20411201	18,297.00	0.00	0.00
34			11.00	19.00	0.00	20411101	16,665.00	0.00	0.00
35			15.00		0.00	20411201	14,925.00	0.00	0.00
36			12.00		0.00	20420101	26,000.00	0.00	0.00
37			30.00		0.00	20411201	18,750.00	1,666.67	0.00
38			16.00		0.00	20420101	21,326.52	0.00	0.00
39			14.00		0.00	20411101	25,604.00	44,204.00	0.00
40			41.00	29.00	0.00	20420101	0.00	0.00	0.00
41			36.00	11.00	0.00	20420101	0.00	0.00	0.00
42			2.00		0.00	20411201	0.00	0.00	0.00
43			21.00		0.00	20420101	3,412.00	0.00	0.00
44			20.00		0.00	20420101	0.00	0.00	0.00
45			13.00		0.00	20420101	14,397.17	5,364.35	0.00
46			22.00	31.00	0.00	20420101	12,135.04	0.00	0.00
47			11.60	11.60	0.00	20420101	11,574.00	0.00	0.00
48			20.00		0.00	20420101	17,014.00	0.00	0.00
49			25.00		0.00	20420201	35,166.00	0.00	0.00
50			24.00		0.00	20420101	14,916.67	6,712.50	0.00
51			13.00		0.00	20411101	22,112.28	0.00	0.00
52			30.00	0.00	0.00	20420201	73,646.21	0.00	0.00
53			8.00	8.00	0.00	20420201	12,659.56	0.00	0.00
54			20.00	3.00	0.00	20420101	14,831.00	0.00	0.00
55			8.00	0.00	0.00	20420201	18,750.00	0.00	0.00
56			20.00	1.00	0.00	20420201	16,293.41	0.00	0.00
57			6.00		0.00	20420101	10,877.75	17,554.65	0.00
58			25.00	25.00	0.00	20420201	17,698.00	0.00	0.00
59			30.00	30.00	0.00	20420201	5,583.67	0.00	0.00
60			24.00	24.00	0.00	20420201	10,208.69	0.00	0.00
61			31.00	0.00	0.00	20420101	33,800.00	0.00	0.00
62			9.00	11.00	0.00	20420101	6,642.50	0.00	0.00
63			21.00	0.00	0.00	20420201	44,173.14	0.00	0.00
64			0.00	28.00	0.00	20420201	5,045.46	0.00	0.00
65			0.00	0.00	0.00	20420201	6,802.24	0.00	0.00
66			30.00		0.00	20420201	16,878.73	0.00	0.00
67			10.00	16.00	250,943.00	20420201	0.00	0.00	0.00
68			0.00	0.00	0.00	20420201	0.00	0.00	0.00
69			10.00		0.00	20411101	14,396.00	0.00	0.00
70			15.00	0.00	0.00	20411101	24,583.33	0.00	0.00
71			12.00	2.00	0.00	20411201	34,483.25	0.00	0.00
72			0.00	0.00	0.00	20411201	0.00	0.00	0.00
73			8.00	0.00	0.00	20420101	17,916.67	0.00	0.00
74			15.00	15.00	0.00	20420101	15,773.34	0.00	0.00
75			17.00		0.00	20420201	21,923.08	0.00	0.00
76			15.00	0.00	0.00	20420301	10,157.83	5,412.85	0.00
77			7.00	16.00	0.00	20420201	1,970.00	0.00	0.00
78			15.00		0.00	20420201	0.00	0.00	0.00
79			8.00		0.00	20420101	12,500.02	0.00	0.00
80			10.00	10.00	0.00	20420201	17,136.95	0.00	0.00
81			11.00	0.00	0.00	20420201	41,666.67	0.00	0.00
82			7.00	0.00	0.00	20420301	48,413.49	0.00	0.00
83			25.00	10.00	0.00	20420201	33,797.29	0.00	0.00
84			15.00	17.00	0.00	20411201	10,000.00	0.00	0.00

KEY	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	0.00	0.00	Full	2 years	2 Months
2	4,333.00	0.00	0.00	Full	2 years	2 Months
3	16,675.00	0.00	0.00	Full	2 years	2 Months
4				Full	2 years	2 Months
5	0.00	0.00	0.00	Full	2 years	2 Months
6	0.00	0.00	0.00	Full	2 years	1 Month
7	0.00	0.00	0.00	Full	2 years	2 Months
8	31,550.00	0.00	0.00	Full	2 years	2 Months
9	0.00	0.00	0.00	Full	2 years	2 Months
10	11,407.00	0.00	0.00	Full	2 years	2 Months
11	0.00	0.00	0.00	Full	2 years	2 Months
12				Full	2 years	2 Months
13	12,833.00	0.00	0.00	Full	2 years	2 Months
14				Full	2 years	2 Months
15				Full	2 years	2 Months
16				Full	2 years	2 Months
17				Full	2 years	2 Months
18	12,750.00	0.00	0.00	Full	2 years	2 Months
19				Full	2 years	2 Months
20	0.00	0.00	0.00	Full	2 years	2 Months
21				Full	2 years	2 Months
22	10,000.00	0.00	0.00	Full	2 years	2 Months
23	0.00	0.00	0.00	Full	2 years	2 Months
24	7,500.00	0.00	0.00	Full	2 years	2 Months
25	5,661.00	0.00	0.00	Full	2 years	2 Months
26				Full	2 years	2 Months
27				Full	2 years	2 Months
28				Full	2 years	2 Months
29				Full	2 years	2 Months
30	0.00	0.00	0.00	Full	2 years	2 Months
31				Full	2 years	2 Months
32				Full	2 years	2 Months
33	6,240.00	0.00	0.00	Full	2 years	2 Months
34	10,000.00	0.00	0.00	Full	2 years	2 Months
35				Full	2 years	2 Months
36				Full	2 years	2 Months
37				Full	2 years	2 Months
38	0.00	0.00	0.00	Full	2 years	2 Months
39				Full	2 years	2 Months
40	16,022.50	0.00	0.00	Full	2 years	2 Months
41	0.00	0.00	0.00	Full	2 years	2 Months
42	0.00	0.00	0.00	Full	2 years	2 Months
43				Full	2 years	2 Months
44				Full	2 years	2 Months
45	0.00	0.00	0.00	Full	2 years	2 Months
46	4,164.36	0.00	0.00	Full	2 years	2 Months
47	2,484.00	0.00	0.00	Full	2 years	2 Months
48				Full	2 years	2 Months
49				Full	2 years	2 Months
50				Full	2 years	2 Months
51				Full	2 years	2 Months
52	0.00	0.00	0.00	Full	2 years	2 Months
53	12,723.68	0.00	0.00	Full	2 years	2 Months
54	648.00	0.00	0.00	Full	2 years	2 Months
55	0.00	0.00	0.00	Full	2 years	2 Months
56	5,416.66	0.00	0.00	Full	2 years	2 Months
57				Full	2 years	2 Months
58	10,189.00	0.00	0.00	Full	2 years	2 Months
59	5,583.67	0.00	0.00	Full	2 years	2 Months
60	9,130.43	0.00	0.00	Full	2 years	2 Months
61	0.00	0.00	0.00	Full	2 years	2 Months
62	0.00	0.00	0.00	Full	2 years	2 Months
63	0.00	0.00	0.00	Full	2 years	2 Months
64	22,416.00	0.00	0.00	Full	2 years	2 Months
65	0.00	0.00	0.00	Full	2 years	2 Months
66	2,740.96	0.00	0.00	Full	2 years	2 Months
67	0.00	0.00	0.00	Full	2 years	2 Months
68	0.00	0.00	0.00	Full	2 years	2 Months
69				Full	2 years	2 Months
70	0.00	0.00	0.00	Full	2 years	2 Months
71	-57.33	0.00	0.00	Full	2 years	2 Months
72	0.00	0.00	0.00	Full	2 years	2 Months
73	0.00	0.00	0.00	Full	2 years	2 Months
74	16,778.08	0.00	0.00	Full	2 years	2 Months
75				Full	2 years	2 Months
76	0.00	0.00	0.00	Full	2 years	2 Months
77	16,723.17	0.00	0.00	Full	2 years	2 Months
78				Full	2 years	2 Months
79				Full	2 years	2 Months
80	7,399.58	0.00	0.00	Full	2 years	2 Months
81	0.00	0.00	0.00	Full	2 years	2 Months
82	0.00	0.00	0.00	Full	2 years	2 Months
83	1,015.72	0.00	0.00	Full	2 years	2 Months
84	15,134.00			Full	2 years	2 Months

ASF RMBS DISCLOSURE PACKAGE

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of residential properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level
A code indicating the extent to which the borrower’s income has been verified:
Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)
Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification
A code indicating the extent to which the co-borrower’s income has been verified:

Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried)

Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)
*For self-employed borrowers:  Level 4 Income Verification:
• 2 Years Tax Returns
• Self-prepared tax returns (regardless of 4506 and tax transcripts)

** For self-employed borrowers: Level 5 Income Verification:
• 2 Years tax returns
• Tax returns prepared and not executed by a CPA, with
          o CPA name & phone number shown on the Preparer section of the tax return
          o Executed 4506 and tax transcripts (matching returns in file)
• Tax returns prepared and executed by a CPA  (regardless of 4506 and tax transcripts)
			Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income— which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year — YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ATTACHMENT 2

PURCHASE AGREEMENT

Refer to Exhibit 10.12